UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2022

Lowell Farms Inc.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-56254	N/A
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

19 Quail Run Circle, Suite B

Salinas, California 93907

(Address of principal executive offices)

(831) 998-8214

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 26, 2022, Wellness Innovation Group Incorporated (“Wellness”) and Cypress Manufacturing Company (“Cypress” and collectively with Wellness, the “Seller”), subsidiaries of Lowell Farms Inc. (“Lowell Farms” or the “Company”), entered into an agreement with an institutional investor pursuant to which the investor purchased a participation (the “Transferred Interests”) in all of such subsidiaries’ rights to payment from the United States Internal Revenue Service in respect of Cypress’s employee retention credits for the first and second quarters of 2021 (the “ERC Claim”). The purchase price paid for the derivative payment rights was $2,445,566.24, which was paid in immediately available funds. Simultaneously, Geronimo Capital LLC, as collateral agent (the “Collateral Agent”) for the holders of the outstanding Senior Secured Convertible Debentures of Indus Holding Company (“IHC”), a subsidiary of the Company, released the ERC Claim from the lien on IHC’s assets in favor of the Collateral Agent securing IHC’s obligations with respect to the Senior Secured Convertible Debentures and Seller granted a back-up security interest to the institutional investor. The Collateral Agent and certain of its affiliates also participated as lenders in the offering of Senior Secured Convertible Debentures of IHC and Mr. George Allen, the Company’s Chairman, is the sole member of the Collateral Agent.

Under certain circumstances, the investor will have the right to put all or a portion of the Transferred Interests back to Seller for the applicable portion of the purchase price plus interest thereon at 10% per annum to the date of payment.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this report is incorporated by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2022	Lowell Farms Inc.

	By:	/s/ Brian Shure
	Name:	Brian Shure
	Title:	Chief Financial Officer

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